UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2006

 CapitalSouth Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-51660	63-1026645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 Woodcrest Place Suite 200	35209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 205-870-1939

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition. ITEM 7.01 Regulation FD Disclosure.

Information regarding the registrant’s earnings results for the quarter ended March 31, 2006 is furnished herein pursuant to Item 2.02, Results of Operations and Financial Condition, of this Current Report on Form 8-K and as Regulation FD Disclosure pursuant to Item 7.01.

ITEM 9.01 Financial Statements and Exhibits
The following exhibit is furnished as Regulation FD Disclosure to this Current Report on Form 8-K. 99 Press Release Announcing First Quarter Earnings dated April 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITALSOUTH BANCORP

April 28, 2006	By /s/ Carol W. Marsh
Carol W. Marsh Senior Vice President, Secretary and Chief Financial Officer